UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 1, 2005
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                          Asbury Automotive Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                     5511                               01-0609375
          ------------------------          ---------------------------------
          (Commission File Number)          (IRS Employer Identification No.)


    622 Third Avenue, 37th Floor, New York, NY                  10017
    ------------------------------------------         ---------------------
     (Address of principal executive offices)                (Zip Code)

                                 (212) 885-2500
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              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01  Regulation FD Disclosure

         On February 1, 2005, Kenneth B. Gilman, the President and Chief Executive Officer of Asbury Automotive Group, Inc. (the "Company"), presented certain financial information about the Company at the JP Morgan Annual High Yield Conference in Miami, Florida. The webcast and slides used in Mr. Gilman's presentation will be available on the Company's website at www.asburyauto.com through February 16, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ASBURY AUTOMOTIVE GROUP, INC.



Date:  February 2, 2005           By:    /s/ Kenneth B. Gilman
                                         --------------------------------------
                                  Name:  Kenneth B. Gilman
                                  Title: President and Chief Executive Officer